Exhibit 10.23

3 Year Vest (Executive)

ESSEX PROPERTY TRUST, INC.
[____] LONG-TERM INCENTIVE AWARD
AWARD AGREEMENT

Name of Grantee:  [________] (“the Grantee”)
No. of Restricted Stock Units: [_________] (the “Stock Units”)
Grant Date: [__________] (the “Grant Date”)

RECITALS

A.       The Grantee is an employee of Essex Property Trust, Inc., a Maryland corporation (the “Company”).

B.      As of [_____________], the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) approved the terms of the [______] Long-Term Incentive Awards to be granted by the Company under the Company’s 2018 Stock Award and Incentive Compensation Plan (the “2018 Plan”) to provide the Company’s employees with incentive compensation.  This award agreement (this “Award Agreement”) evidences a [______] Long-Term Incentive Award to the Grantee under the 2018 Plan (the “Award”), which is subject to the terms and conditions set forth herein and in the 2018 Plan.

C.      The Grantee was selected by the Company to receive the Award.  The Company, effective as of the Grant Date set forth above, issued to the Grantee the number of Stock Units set forth above.

D.     Capitalized terms used herein shall have the respective meanings ascribed to them in Appendix A hereto. Unless the context requires otherwise, capitalized terms used, but not otherwise defined herein or in Appendix A, shall have the respective meanings ascribed to them in the 2018 Plan.

NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1.        Grant of Stock Units; Issuance of Stock; Payment of Dividends.

(a)     The Company hereby grants the Grantee an award consisting of [________] Stock Units with the terms and conditions set forth in this Agreement.  The 2018 Plan is hereby incorporated herein by reference as though set forth herein in its entirety.

(b)     On the Determination Date, (i) the Committee will determine, pursuant to Section 2(b), the number of Stock Units for which the performance criteria applicable to such Stock Units were satisfied as of the Valuation Date, (ii) the Company will issue to the Grantee a number of shares of Stock equal to the number of such earned Stock Units and (iii) all of the Stock Units shall be canceled.

        (c)     Neither this Award nor the Stock Units may be sold, transferred, pledged assigned or otherwise encumbered or disposed of by the Grantee. The shares of Stock issuable hereunder may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting and any book entries or certificates for the shares of Stock shall bear an appropriate legend, as determined by the Committee in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the 2018 Plan.

(d)     With respect to the shares of Stock issuable pursuant to Section 1(b) above, the Grantee shall be entitled to dividends with a record date on or after the later of the Determination Date or the applicable Vesting Date (as defined below). Prior to the occurrence of the later of the Determination Date or the applicable Vesting Date, Grantee shall not be entitled to any dividends with respect to the Stock Units or the Stock issuable in settlement thereof.

2.        Performance Criteria and Attainment Levels.

(a)     The number of Stock Units that will be earned pursuant to this Award will be based on the Company’s Equity REIT Relative TSR as of the Valuation Date in accordance with the following table:

Equity REIT Relative TSR	Percentage of Stock Units Earned	Number of Stock Units Earned
Below 5th percentile	[____]	[____]
Equal to or above 5th percentile but below 25th percentile	[____]	[____]
Equal to or above 25th percentile but below 50th percentile	[____]	[____]
Equal to or above 50th percentile	[____]	[____]

For Equity REIT Relative TSR falling between the 25th percentile and the 50th percentile, the number of Stock Units earned will be based on linear interpolation between the number of Stock Units that would have been earned if Equity REIT Relative TSR was at the 25th percentile and the number that would have been earned if Equity REIT Relative TSR was at the 50th percentile, as set forth above.

(b)      The Committee, as promptly as practicable following the conclusion of the Performance Period (but, in any event, no later than two and one-half months after the conclusion of the Performance Period), shall determine the actual number of the Stock Units that are earned in accordance with this Section 2.  Notwithstanding anything herein to the contrary, if a Change in Control occurs on or prior to the twelve (12)-month anniversary of the Grant Date and the Grantee remains employed by the Company or a Company Affiliate until at least immediately prior to the date of such Change in Control or has incurred a Terminating Event prior to such Change in Control, one hundred percent (100%) of the Stock Units subject to this Award shall be deemed earned in accordance with this Section 2.

3.        Vesting.

(a)      All of the Stock Units and shares of Stock issued pursuant to this Award prior to the Final Vesting Date (as defined below) shall be subject to time-based vesting, with one-third (1/3) of the Stock Units earned pursuant to this Award and the shares of Stock issued or issuable pursuant to this Award vesting on each of the first three (3) anniversaries of the Grant Date (each, a “Vesting Date,” and the third (3rd) anniversary of the Grant Date, the “Final Vesting Date”), subject to the Grantee’s continued employment with the Company (or a Company Affiliate) through the applicable Vesting Date. All shares of Stock issued pursuant to this Award after the Final Vesting Date shall be fully vested upon issuance. Except as provided in Sections 3(b) and 3(c) below, if at any time the Grantee shall cease to be an employee of the Company or a Company Affiliate for any reason (other than in circumstances where the Grantee immediately thereafter remains or becomes an employee of the Company or a Company Affiliate), then the Stock Units and shares of Stock issued pursuant to this Award that remain unvested at such time shall automatically and immediately be forfeited by the Grantee without consideration therefor.

(b)     If the Grantee shall cease to be an employee of the Company or a Company Affiliate (other than in circumstances where the Grantee immediately thereafter remains or becomes an employee of a Company Affiliate) in circumstances that constitute a Terminating Event, any then unvested Stock Units or shares of Stock issued pursuant to this Award will not be forfeited and such Stock Units or shares of Stock issued pursuant to this Award will be fully time-vested as of the date of such Terminating Event. Any shares of Stock issued pursuant to this Award with respect to Stock Units that vested pursuant to this Section 3(b) will be fully time-vested upon issuance.

(c)      In the event the Grantee shall cease to be an employee of the Company or a Company Affiliate (other than in circumstances where the Grantee immediately thereafter remains or becomes an employee of a Company Affiliate) as a result of the Grantee’s change in status from an Employee to a Director or Consultant, then, unless otherwise required by law, the Grantee shall continue to time-vest in any then unvested Stock Units or shares of Stock issued pursuant to this Award based on the Grantee’s continued service as a Director or Consultant, in which case, the Grantee ceasing to serve as a Director or Consultant will be treated in the same manner as Grantee ceasing to be an Employee of the Company or a Company Affiliate for purposes of this Agreement.

4.       Tax Withholding.  The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding it determines to be required by law.  The Grantee shall, not later than the date as of which vesting or payment in respect of this Award becomes a taxable event, pay to the Company or make arrangements satisfactory to the Company for payment of any Federal, state and local taxes required by law to be withheld on account of such taxable event; provided that, to the extent such taxable event occurs upon or concurrently with the issuance or vesting of Stock hereunder, the Company will satisfy any required tax withholding obligation by withholding a number of shares of Stock issued or issuable hereunder with a Fair Market Value on the date of withholding equal to the aggregate amount of such tax withholding obligation based on the maximum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to this Award, as determined pursuant to the 2018 Plan.  For purposes of this Section 4, the Fair Market Value of the shares of Stock to be withheld shall be calculated in the same manner as the shares of Stock are valued for purposes of determining the amount of withholding taxes due.

5.       Changes in Capital Structure.  If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or other transaction similar thereto, (ii) any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, significant repurchases of stock, or other similar change in the capital stock of the Company, (iii) any cash dividend or other distribution to holders of shares of Stock shall be declared and paid other than in the ordinary course, or (iv) any other extraordinary corporate event shall occur that in each case in the good faith judgment of the Committee necessitates action by way of equitable or proportionate adjustment in the terms of this Award Agreement, the Stock Units or the shares of Stock issuable pursuant to this Award to avoid distortion in the value of this Award, then the Committee shall make equitable or proportionate adjustment and take such other action as it deems necessary to maintain the Grantee’s rights hereunder so that they are substantially proportionate to the rights existing under this Award and the terms of the Stock Units and the shares of Stock prior to such event, including, without limitation: (A) interpretations of or modifications to any defined term in this Award Agreement; (B) adjustments in any calculations provided for in this Award Agreement, and (C) substitution of other awards under the 2018 Plan or otherwise.  All adjustments made by the Committee shall be final, binding and conclusive.

    6.        Effectiveness of Award Agreement

(a)      This award shall be binding upon the successors and permitted assigns of the Grantee and shall be binding upon successors and assigns of the Company.

(b)     Every provision of this Award Agreement is intended to be severable, and if any term or provision hereof is held to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

    7.        Governing Law.

This Award Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

    8.        Administration.

This Award shall be administered by the Committee, which in the administration of this Award shall have all the powers and authority it has in the administration of the 2018 Plan as set forth in the 2018 Plan.

9.        Section 409A.

The Award is intended to comply with or be exempt from (under the “short term deferral” exception) Section 409A of the Internal Revenue Code (“Section 409A”) and, to the extent applicable, this Agreement shall be interpreted in accordance with Section 409A, including without limitation any applicable Department of Treasury regulations and other interpretive guidance currently in effect or that may be issued after the effective date of this Agreement. In addition, notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator determines that it may be necessary or appropriate to do so, the Administrator may adopt such amendments to the Plan and/or this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Plan and/or the Stock Units from the application of Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to this Award, or (b) comply with the requirements of Section 409A; provided, however, that this paragraph shall not create an obligation on the part of the Administrator to adopt any such amendment, policy or procedure or take any such other action.  No payment hereunder shall be made during the six (6)-month period following the Grantee’s “separation from service” (within the meaning of Section 409A) to the extent that the Administrator determines that paying such amount at the time set forth herein would be a prohibited distribution under Section 409A(a)(2)(B)(i). If the payment of any such amounts is delayed as a result of the previous sentence, then within thirty (30) days following the end of such six (6)-month period (or, if earlier, the Grantee’s death), the Administrator shall pay to the Grantee (or to the Grantee’s estate) the cumulative amounts that would have otherwise been payable to the Grantee during such period, without interest. Notwithstanding anything herein or in the Plan to the contrary, to the extent required to avoid the imposition of additional taxes under Section 409A, a “Change in Control” shall not be deemed to have occurred for purposes of this Agreement unless such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

10.      Communication.

Any notice, demand, request or other communication which may be required or contemplated herein shall be sufficiently given if (i) given either by facsimile transmission or telex, by reputable overnight delivery service, postage prepaid, or by registered or certified mail, postage prepaid and return receipt requested, to the address indicated herein or to such other address as my party hereto may specify as provided herein, or (ii) delivered personally at such address.

11.      Recovery of Erroneously Awarded Compensation.

If the Grantee is now or hereafter become subject to any policy providing for the recovery of Awards, Shares, Stock Units, proceeds or payments to the Grantee in the event of fraud or other circumstances, then this Award, the Stock Units, and any Shares issuable upon the settlement of this Awards or proceeds therefrom, are subject to potential recovery by the Company under the circumstances provided under such policy as may be in effect from time to time.

IN WITNESS WHEREOF, the undersigned has executed this Award Agreement as of the Grant Date.

ESSEX PROPERTY TRUST, INC.

By

Hereunto duly authorized

Agreed and Accepted:

Name:

[Signature page to [_____] RSU Award Agreement]

APPENDIX A

DEFINITIONS

“2018 Plan” means the Essex Property Trust, Inc. 2018 Stock Award and Incentive Compensation Plan, as amended, modified or supplemented from time to time.

“Cause” shall mean, and shall be limited to, the occurrence of any one or more of the following events:

(i)       a willful act of dishonesty by the Grantee with respect to any matter involving the Company or any Company Affiliates;

(ii)      conviction of the Grantee of a crime involving moral turpitude; or

(iii)   the deliberate or willful failure by the Grantee (other than by reason of the Grantee’s physical or mental illness, incapacity or disability) to substantially perform the Grantee’s duties with the Company and the Company Affiliates and the continuation of such failure for a period of 30 days after delivery by the Company or a Company Affiliate to the Grantee of written notice specifying the scope and nature of such failure and its intention to terminate the Grantee for Cause.

For purposes of clauses (i) and (iii) above, no act, or failure to act, on the Grantee’s part shall be deemed “willful” unless done, or omitted to be done, by the Grantee without reasonable belief that the Grantee’s act, or failure to act, was in the best interest of the Company and/or the Company Affiliates.

“Company Affiliate” means any parent entity of the Company, if any, that directly or indirectly owns a majority of the common equity of the Company, any direct or indirect subsidiary of any such parent entity and any direct or indirect subsidiary of the Company.

“Determination Date” means the date on which the number of Stock Units earned pursuant to this Award is determined by the Compensation Committee pursuant to Section 2(b).

“Equity REIT Relative TSR” means the percentile rank of the Company’s total stockholder return during the Performance Period relative to the total stockholder returns of the Index Companies during the Performance Period as determined by dividing (a) the sum of (i) 100% minus the percentage of Index Companies with a total stockholder return greater than the Company during the Performance Period, plus (ii) the percentage of Index Companies with a total stockholder return less than the Company during the Performance Period, by (b) two. For example, if there were nine Index Companies, four with higher total stockholder returns, four with lower total stockholder returns and one with identical total stockholder return during the Performance Period, then the Company would be in the 50th percentile, as calculated by taking the sum of (i) 100% minus the percentage of companies with higher total stockholder returns (100% - 4 / 9 = 56%), and (ii) the percentage of companies with lower total stockholder returns (4 / 9 = 44%) and dividing by two ((56% + 44%) / 2 = 50%).

For purposes of this definition, the total stockholder return of the Company and each of the Index Companies shall be computed based on the total return that would have been realized by a stockholder who (1) bought $100 of shares of common equity securities of such company on the first day of the Performance Period at a price per share equal to the closing sales price per share on the principal national stock exchange on which shares of such common equity securities are listed on such date (or, if such date is not a trading date, on the most recent prior trading date), (2) contemporaneously reinvested in shares of Stock each dividend and other distribution declared during the Performance Period and received with respect to such share (and any other shares previously received upon reinvestment of dividends or other distributions) and (3) sold such shares on the last day of the Performance Period for a per share price equal to the average closing sales price per share on the principal national stock exchange on which shares of such common equity securities are listed for the twenty (20) consecutive calendar day period up to and including the Valuation Date; provided that if the Valuation Date is the date upon which a Transactional Change in Control occurs, the ending stock price of the Stock as of such date shall be equal to the fair market value in cash, as determined by the Committee, of the total consideration paid or payable in the transaction resulting in the Transactional Change in Control for one share of Stock. Total stockholder return shall be computed on a consistent basis across all companies, in accordance with the foregoing, using total stockholder return data obtained from SNL Financial (or such other third party data provider as is selected by the Committee in its sole discretion).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Executive Severance Plan” means the Essex Property Trust, Inc. Executive Severance Plan, as Amended and Restated, effective March 12, 2013, as amended, modified or supplemented from time to time.

“Good Reason” means, for purposes of determining whether a Terminating Event occurred in connection with a Change in Control, the occurrence of any of the following events:

(i)     a substantial adverse change in the nature or scope of the Grantee’s responsibilities, authorities, title, powers, functions, or duties from the responsibilities, authorities, powers, functions, or duties exercised by the Grantee immediately prior to the Change in Control; or

(ii)      a reduction in the Grantee’s annual base salary as in effect on the date hereof or as the same may be increased from time to time; or

(iii)    a reduction in the Grantee’s annual bonus opportunity to an annual bonus opportunity that is less than the highest bonus opportunity during the three fiscal years preceding the date of the Change in Control; or

(iv)    a reduction in the long-term incentive, savings and retirement program opportunities and health and welfare benefits to a level that is less favorable than the most favorable of such benefits and opportunities as are in effect on the date hereof or as the same may be increased from time to time; or

(v)     a reduction in the fringe benefits programs and policies and vacation accrual rate to a level that is less favorable than the most favorable of such benefits and accrual rates as are in effect on the date hereof or as the same may be increased from time to time; or

(vi)    the relocation of the offices of the Company or Company Affiliate at which the Grantee is principally employed immediately prior to the date of the Change in Control to a location more than 30 miles from such offices, or the requirement by the Company or a Company Affiliate for the Grantee to be based anywhere other than the offices of the Company or Company Affiliate at such location, except for required travel on the business of the Company and the Company Affiliates to an extent substantially consistent with the Grantee’s business travel obligations immediately prior to the Change in Control; or

(vii)   the failure by the Company or a Company Affiliate to pay to the Grantee any portion of Grantee’s compensation or to pay to the Grantee any portion of an installment of deferred compensation under any deferred compensation program of the Company or a Company Affiliate within 15 days of the date such compensation is due without prior written consent of the Grantee; or

(viii)  the failure by the Company and the Company Affiliates to obtain an effective agreement from any successor to assume and agree to perform the obligation of the Company and the Company Affiliates under the Executive Severance Plan; or

(ix)     any material breach by the Company under the Executive Severance Plan or by any successor of the Company.

Notwithstanding the foregoing to the contrary, none of the circumstances described above will constitute Good Reason unless the Grantee has provided written notice to the Company that such circumstances exist within ninety (90) days of the Grantee’s learning of such circumstances and the Company has failed to cure such circumstances within thirty (30) days following its receipt of such notice; and provided further, that the Grantee did not previously consent in writing to the action leading to his or her claim of resignation for Good Reason.

“Index Companies” means, as of a particular date, the companies comprising the SNL Apartment REIT Index which, as of the Grant Date, consists of the companies listed on Appendix B hereto; provided that no such company will be deemed an Index Company if such company ceases to have a class of common equity securities listed on a national stock exchange during the entire Performance Period.

“Performance Period” means the period beginning on [_____________] and ending on the Valuation Date.

“Qualified Termination” of the Grantee means (i) termination by the Company and/or a Company Affiliate of the employment of the Grantee with the Company (if the Grantee is then employed by the Company) and all Company Affiliates then employing the Grantee for any reason other than for Cause or the death or disability (as determined under the then existing long-term disability coverage of the Company or such Company Affiliate) of the Grantee or (ii) termination by the Grantee of the Grantee’s employment with the Company (if the Grantee is then employed by the Company) and all other Company Affiliates then employing the Grantee for Good Reason; provided, for avoidance of doubt, that no such termination shall constitute a Qualified Termination if the Grantee remains or becomes an employee of the Company or a Company Affiliate immediately following such termination.

“Stock” means a share of the Company’s common stock, par value $0.001 per share.

“Terminating Event” shall mean:

(A) a Qualified Termination of the Grantee during (i) the 24 months following a Change in Control or (ii) the two-month period prior to the date of a Change in Control, and it is reasonably demonstrated by the Grantee that such termination of employment (1) was at the request of a third party that had taken steps reasonably calculated to effect such Change in Control or (2) otherwise arose in connection with or anticipation of a Change in Control; provided that a Terminating Event under this clause (A) shall not be deemed to have occurred solely as a result of the Grantee being an employee of any direct or indirect successor to the business or assets of the Company, rather than continuing as an employee of the Company following a Change in Control; or

(B) a termination by the Company and/or a Company Affiliate of the employment of the Grantee with the Company (if the Grantee is then employed by the Company) and all Company Affiliates then employing the Grantee for any reason other than for Cause or the death or disability (as determined under the then existing long-term disability coverage of the Company or such Company Affiliate) of the Grantee that occurs (x) at least one year after the Grant Date, and (y) at a time when the Grantee’s combined age and years of Continuous Service are equal to or greater than 68 and the Grantee has at least seven (7) years of Continuous Service with the Company or a Company Affiliate.

“Transactional Change in Control” means a Change in Control resulting from any person or group making a tender offer for Stock, a merger or consolidation where the Company is not the surviving entity, the shares of Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property or consisting of a sale, transfer or disposition of all or substantially all of the assets of the Company.

“Valuation Date” means the earlier of (A) [___________], or (B) the date upon which a Change in Control shall occur.

APPENDIX B

SNL Apartment REIT Index

AvalonBay Communities, Inc.	AVB
BRT Apartments Corp.	BRT
Equity Residential	EQR
Essex Property Trust, Inc.	ESS
Mid-America Apartment Communities, Inc.	MAA
UDR, Inc.	UDR
Camden Property Trust	CPT
Apartment Investment and Management Co	AIV
Independence Realty Trust, Inc.	IRT
Investors Real Estate Trust	IRET
Preferred Apartment Communities, Inc.	APTS
NexPoint Residential Trust Inc.	NXRT
Bluerock Residential Growth REIT, Inc.	BRG

Full Vest

ESSEX PROPERTY TRUST, INC.
[________] LONG-TERM INCENTIVE AWARD
AWARD AGREEMENT

Name of Grantee:  [________] (“the Grantee”)
No. of Restricted Stock Units: [_________] (the “Stock Units”)
Grant Date: [_____________] (the “Grant Date”)

RECITALS

A.       The Grantee is an employee of Essex Property Trust, Inc., a Maryland corporation (the “Company”).

B.       As of [_____________], the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) approved the terms of the [_______] Long-Term Incentive Awards to be granted by the Company under the Company’s 2018 Stock Award and Incentive Compensation Plan (the “2018 Plan”) to provide the Company’s employees with incentive compensation.  This award agreement (this “Award Agreement”) evidences a [_______] Long-Term Incentive Award to the Grantee under the 2018 Plan (the “Award”), which is subject to the terms and conditions set forth herein and in the 2018 Plan.

C.      The Grantee was selected by the Company to receive the Award.  The Company, effective as of the Grant Date set forth above, issued to the Grantee the number of Stock Units set forth above.

D.      Capitalized terms used herein shall have the respective meanings ascribed to them in Appendix A hereto. Unless the context requires otherwise, capitalized terms used, but not otherwise defined herein or in Appendix A, shall have the respective meanings ascribed to them in the 2018 Plan.

NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1.            Grant of Stock Units; Issuance of Stock; Payment of Dividends.

(a)      The Company hereby grants the Grantee an award consisting of [________] Stock Units with the terms and conditions set forth in this Agreement.  The 2018 Plan is hereby incorporated herein by reference as though set forth herein in its entirety.

(b)    On the Determination Date, (i) the Committee will determine, pursuant to Section 2(b), the number of Stock Units for which the performance criteria applicable to such Stock Units were satisfied as of the Valuation Date, (ii) the Company will issue to the Grantee a number of shares of Stock equal to the number of such earned Stock Units and (iii) all of the Stock Units shall be canceled.

(c)      Neither this Award nor the Stock Units may be sold, transferred, pledged assigned or otherwise encumbered or disposed of by the Grantee.

(d)      With respect to the shares of Stock issuable pursuant to Section 1(b) above, the Grantee shall be entitled to dividends with a record date on or after the Determination Date. Prior to the Determination Date, Grantee shall not be entitled to any dividends with respect to the Stock Units or the Stock issuable in settlement thereof.

2.        Performance Criteria and Attainment Levels.

(a)      The number of Stock Units that will be earned pursuant to this Award will be based on the Company’s Equity REIT Relative TSR as of the Valuation Date in accordance with the following table:

Equity REIT Relative TSR	Percentage of Stock Units Earned	Number of Stock Units Earned
Below 5th percentile	[____]	[____]
Equal to or above 5th percentile but below 25th percentile	[____]	[____]
Equal to or above 25th percentile but below 50th percentile	[____]	[____]
Equal to or above 50th percentile	[____]	[____]

For Equity REIT Relative TSR falling between the 25th percentile and the 50th percentile, the number of Stock Units earned will be based on linear interpolation between the number of Stock Units that would have been earned if Equity REIT Relative TSR was at the 25th percentile and the number that would have been earned if Equity REIT Relative TSR was at the 50th percentile, as set forth above.

(b)     The Committee, as promptly as practicable following the conclusion of the Performance Period (but, in any event, no later than two and one-half months after the conclusion of the Performance Period), shall determine the actual number of the Stock Units that are earned in accordance with this Section 2.  Notwithstanding anything herein to the contrary, if a Change in Control occurs on or prior to the twelve (12) month-anniversary of the Grant Date, one hundred percent (100%) of the Stock Units subject to this Award shall be deemed earned in accordance with this Section 2.

3.            Vesting.  All of the Stock Units and shares of Stock issued pursuant to this Award shall be fully vested upon issuance.

4.          Tax Withholding.  The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding it determines to be required by law.  The Grantee shall, not later than the date as of which vesting or payment in respect of this Award becomes a taxable event, pay to the Company or make arrangements satisfactory to the Company for payment of any Federal, state and local taxes required by law to be withheld on account of such taxable event; provided that, to the extent such taxable event occurs upon or concurrently with the issuance or vesting of Stock hereunder, the Company will satisfy any required tax withholding obligation by withholding a number of shares of Stock issued or issuable hereunder with a Fair Market Value on the date of withholding equal to the aggregate amount of such tax withholding obligation based on the maximum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to this Award, as determined pursuant to the 2018 Plan.  For purposes of this Section 4, the Fair Market Value of the shares of Stock to be withheld shall be calculated in the same manner as the shares of Stock are valued for purposes of determining the amount of withholding taxes due.

5.           Changes in Capital Structure.  If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or other transaction similar thereto, (ii) any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, significant repurchases of stock, or other similar change in the capital stock of the Company, (iii) any cash dividend or other distribution to holders of shares of Stock shall be declared and paid other than in the ordinary course, or (iv) any other extraordinary corporate event shall occur that in each case in the good faith judgment of the Committee necessitates action by way of equitable or proportionate adjustment in the terms of this Award Agreement, the Stock Units or the shares of Stock issuable pursuant to this Award to avoid distortion in the value of this Award, then the Committee shall make equitable or proportionate adjustment and take such other action as it deems necessary to maintain the Grantee’s rights hereunder so that they are substantially proportionate to the rights existing under this Award and the terms of the Stock Units and the shares of Stock prior to such event, including, without limitation: (A) interpretations of or modifications to any defined term in this Award Agreement; (B) adjustments in any calculations provided for in this Award Agreement, and (C) substitution of other awards under the 2018 Plan or otherwise.  All adjustments made by the Committee shall be final, binding and conclusive.

6.        Effectiveness of Award Agreement

(a)      This award shall be binding upon the successors and permitted assigns of the Grantee and shall be binding upon successors and assigns of the Company.

(b)     Every provision of this Award Agreement is intended to be severable, and if any term or provision hereof is held to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

7.            Governing Law.

This Award Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

8.            Administration.

This Award shall be administered by the Committee, which in the administration of this Award shall have all the powers and authority it has in the administration of the 2018 Plan as set forth in the 2018 Plan.

9.            Section 409A.

The Award is intended to comply with or be exempt from (under the “short term deferral” exception) Section 409A of the Internal Revenue Code (“Section 409A”) and, to the extent applicable, this Agreement shall be interpreted in accordance with Section 409A, including without limitation any applicable Department of Treasury regulations and other interpretive guidance currently in effect or that may be issued after the effective date of this Agreement. In addition, notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator determines that it may be necessary or appropriate to do so, the Administrator may adopt such amendments to the Plan and/or this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Plan and/or the Stock Units from the application of Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to this Award, or (b) comply with the requirements of Section 409A; provided, however, that this paragraph shall not create an obligation on the part of the Administrator to adopt any such amendment, policy or procedure or take any such other action.  No payment hereunder shall be made during the six (6)-month period following the Grantee’s “separation from service” (within the meaning of Section 409A) to the extent that the Administrator determines that paying such amount at the time set forth herein would be a prohibited distribution under Section 409A(a)(2)(B)(i). If the payment of any such amounts is delayed as a result of the previous sentence, then within thirty (30) days following the end of such six (6)-month period (or, if earlier, the Grantee’s death), the Administrator shall pay to the Grantee (or to the Grantee’s estate) the cumulative amounts that would have otherwise been payable to the Grantee during such period, without interest.  Notwithstanding anything herein or in the Plan to the contrary, to the extent required to avoid the imposition of additional taxes under Section 409A, a “Change in Control” shall not be deemed to have occurred for purposes of this Agreement unless such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

10.          Communication.

Any notice, demand, request or other communication which may be required or contemplated herein shall be sufficiently given if (i) given either by facsimile transmission or telex, by reputable overnight delivery service, postage prepaid, or by registered or certified mail, postage prepaid and return receipt requested, to the address indicated herein or to such other address as my party hereto may specify as provided herein, or (ii) delivered personally at such address.

11.          Recovery of Erroneously Awarded Compensation.

If the Grantee is now or hereafter become subject to any policy providing for the recovery of Awards, Shares, Stock Units, proceeds or payments to the Grantee in the event of fraud or other circumstances, then this Award, the Stock Units, and any Shares issuable upon the settlement of this Awards or proceeds therefrom, are subject to potential recovery by the Company under the circumstances provided under such policy as may be in effect from time to time.

IN WITNESS WHEREOF, the undersigned has executed this Award Agreement as of the Grant Date.

ESSEX PROPERTY TRUST, INC.

By:

Hereunto duly authorized

Agreed and Accepted:

Name:

[Signature page to [_______] RSU Award Agreement]

APPENDIX A

DEFINITIONS

“2018 Plan” means the Essex Property Trust, Inc. 2018 Stock Award and Incentive Compensation Plan, as amended, modified or supplemented from time to time.

“Company Affiliate” means any parent entity of the Company, if any, that directly or indirectly owns a majority of the common equity of the Company, any direct or indirect subsidiary of any such parent entity and any direct or indirect subsidiary of the Company.

“Determination Date” means the date on which the number of Stock Units earned pursuant to this Award is determined by the Compensation Committee pursuant to Section 2(b).

“Equity REIT Relative TSR” means the percentile rank of the Company’s total stockholder return during the Performance Period relative to the total stockholder returns of the Index Companies during the Performance Period as determined by dividing (a) the sum of (i) 100% minus the percentage of Index Companies with a total stockholder return greater than the Company during the Performance Period, plus (ii) the percentage of Index Companies with a total stockholder return less than the Company during the Performance Period, by (b) two. For example, if there were nine Index Companies, four with higher total stockholder returns, four with lower total stockholder returns and one with identical total stockholder return during the Performance Period, then the Company would be in the 50th percentile, as calculated by taking the sum of (i) the percentage of companies with higher total stockholder returns (100% - 4 / 9 = 56%), and (ii) the percentage of companies with lower total stockholder returns (4 / 9 = 44%) and dividing by two ((56% + 44%) / 2 = 50%).

For purposes of this definition, the total stockholder return of the Company and each of the Index Companies shall be computed based on the total return that would have been realized by a stockholder who (1) bought $100 of shares of common equity securities of such company on the first day of the Performance Period at a price per share equal to the closing sales price per share on the principal national stock exchange on which shares of such common equity securities are listed on such date (or, if such date is not a trading date, on the most recent prior trading date), (2) contemporaneously reinvested in shares of Stock each dividend and other distribution declared during the Performance Period and received with respect to such share (and any other shares previously received upon reinvestment of dividends or other distributions) and (3) sold such shares on the last day of the Performance Period for a per share price equal to the average closing sales price per share on the principal national stock exchange on which shares of such common equity securities are listed for the twenty (20) consecutive calendar day period up to and including the Valuation Date; provided that if the Valuation Date is the date upon which a Transactional Change in Control occurs, the ending stock price of the Stock as of such date shall be equal to the fair market value in cash, as determined by the Committee, of the total consideration paid or payable in the transaction resulting in the Transactional Change in Control for one share of Stock. Total stockholder return shall be computed on a consistent basis across all companies, in accordance with the foregoing, using total stockholder return data obtained from SNL Financial (or such other third party data provider as is selected by the Committee in its sole discretion).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Index Companies” means, as of a particular date, the companies comprising the SNL Apartment REIT Index which, as of the Grant Date, consists of the companies listed on Appendix B hereto; provided that no such company will be deemed an Index Company if such company ceases to have a class of common equity securities listed on a national stock exchange during the entire Performance Period.

“Performance Period” means the period beginning on [_____________] and ending on the Valuation Date.

“Stock” means a share of the Company’s common stock, par value $0.001 per share.

“Transactional Change in Control” means a Change in Control resulting from any person or group making a tender offer for Stock, a merger or consolidation where the Company is not the surviving entity, the shares of Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property or consisting of a sale, transfer or disposition of all or substantially all of the assets of the Company.

“Valuation Date” means the earlier of (A) [_______], or (B) the date upon which a Change in Control shall occur.

APPENDIX B

SNL Apartment REIT Index

AvalonBay Communities, Inc.	AVB
BRT Apartments Corp.	BRT
Equity Residential	EQR
Essex Property Trust, Inc.	ESS
Mid-America Apartment Communities, Inc.	MAA
UDR, Inc.	UDR
Camden Property Trust	CPT
Apartment Investment and Management Co	AIV
Independence Realty Trust, Inc.	IRT
Investors Real Estate Trust	IRET
Preferred Apartment Communities, Inc.	APTS
NexPoint Residential Trust Inc.	NXRT
Bluerock Residential Growth REIT, Inc.	BRG

DIP

ESSEX PROPERTY TRUST, INC.
[_______] LONG-TERM INCENTIVE AWARD
AWARD AGREEMENT

Name of Grantee:  [________] (“the Grantee”)
Maximum Number of Restricted Stock Units: [_________]
Target Number of Restricted Stock Units: [_________]
Grant Date: [_____________] (the “Grant Date”)

RECITALS

    A.       The Grantee is an employee of Essex Property Trust, Inc., a Maryland corporation (the “Company”).

B.           As of [_____________], the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) approved the terms of the [_______] Long-Term Incentive Awards to be granted by the Company under the Company’s 2018 Stock Award and Incentive Compensation Plan (the “2018 Plan”) to provide the Company’s employees with incentive compensation.  This award agreement (this “Award Agreement”) evidences a [_______] Long-Term Incentive Award to the Grantee under the 2018 Plan (the “Award”), which is subject to the terms and conditions set forth herein and in the 2018 Plan.

C.           The Grantee was selected by the Company to receive the Award.  The Company, effective as of the Grant Date set forth above, issued to the Grantee the Maximum Number of Restricted Stock Units set forth above.

D.           Capitalized terms used herein shall have the respective meanings ascribed to them in Appendix A hereto. Unless the context requires otherwise, capitalized terms used, but not otherwise defined herein or in Appendix A, shall have the respective meanings ascribed to them in the 2018 Plan.

NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1.           Grant of Stock Units; Issuance of Stock; Payment of Dividends.

(a)      The Company hereby grants the Grantee an award consisting of [________]1 Restricted Stock Units (the “Stock Units”) with the terms and conditions set forth in this Agreement.  The 2018 Plan is hereby incorporated herein by reference as though set forth herein in its entirety.

(b)      On the First Determination Date, the Committee will determine the number of Stock Units that will be eligible to be earned hereunder (the “Eligible Stock Units”), as set forth in Section 2(a) (including the final sentence thereof).  In the event that any Stock Units granted hereunder fail to become Eligible Stock Units in accordance with the provisions set forth herein, such Stock Units that fail to become Eligible Stock Units shall thereupon automatically be forfeited by the Grantee without further action and without payment of consideration therefor.  On the Final Determination Date, (i) the Committee will determine, pursuant to Section 2(c), the number of Stock Units for which the performance criteria applicable to such Stock Units pursuant to Section 2(b) were satisfied as of the Valuation Date, (ii) the Company will issue to the Grantee a number of shares of Stock equal to the number of such earned Stock Units and (iii) all of the Stock Units shall be canceled.

_____________________________________________________________

1 Note to Draft:  Maximum Number of Restricted Stock Units.

(c)      Neither this Award nor the Stock Units may be sold, transferred, pledged assigned or otherwise encumbered or disposed of by the Grantee. The shares of Stock issuable hereunder may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting and any book entries or certificates for the shares of Stock shall bear an appropriate legend, as determined by the Committee in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the 2018 Plan.

(d)     With respect to the shares of Stock issuable pursuant to Section 1(b) above, the Grantee shall be entitled to dividends with a record date on or after the later of the Final Determination Date or the Vesting Date (as defined below). Prior to the occurrence of the later of the Final Determination Date or the Vesting Date, Grantee shall not be entitled to any dividends with respect to the Stock Units or the Stock issuable in settlement thereof.

2.        Performance Criteria and Attainment Levels.

(a)      The number of Stock Units that will become Eligible Stock Units pursuant to this Award will be based on the gain or purchase price from the disposition of certain assets of the Company’s real estate portfolio, determined by reference to the following formula and subject to the final sentence of this Section 2(a):

Number of Eligible Stock Units = (___%2 * Funded Amount) / $[_______]

The Number of Eligible Stock Units shall be rounded to the nearest whole Stock Unit.

For purposes of this Agreement, “Funded Amount” shall mean the dollar amount that is equal to the product of (A) the greater of (x) 1% of the aggregate purchase price (net of the cost of sale) of all Company real estate dispositions consummated during the Funding Period or (y) 10% of the gain from all Company real estate dispositions consummated during the Funding Period determined in accordance with Generally Accepted Accounting Principles (GAAP), multiplied by (B) the quotient of (x) $[_______]3 // $[_______]4 over (y) $[_______]; provided, that the Funded Amount shall not exceed $[_______]5 // $[_______]6. Notwithstanding anything in this Section 2(a) to the contrary, in determining the number of Stock Units that become Eligible Stock Units hereunder the Committee (or its designee or delegatee, as applicable) may, in its sole discretion, adjust the number of Stock Units that become Eligible Stock Units under the formula set forth above in this Section 2(a); provided, that in no event shall the number of Eligible Stock Units hereunder, as adjusted, be less than zero or exceed the Maximum Number of Restricted Stock Units (as defined above).

_____________________________________________________________

2 Note to Draft:  Percentage to equal individual’s maximum dollar amount divided by $[_______] - NEOs // $[_______] – Non-NEOs.
3 Note to Draft:  NEO form only.
4 Note to Draft:  Non-NEO form only.
5 Note to Draft:  NEO form only.
6 Note to Draft:  Non-NEO form only.

(b)      The number of Eligible Stock Units that will be earned pursuant to this Award will be based on the Company’s Equity REIT Relative TSR as of the Valuation Date in accordance with the following table:

Equity REIT Relative TSR	Percentage of Eligible Stock Units Earned	Number of Eligible Stock Units Earned
Below 5th percentile	[____]	[____]
Equal to or above 5th percentile but below 25th percentile	[____]	[____]
Equal to or above 25th percentile but below 50th percentile	[____]	[____]
Equal to or above 50th percentile	[____]	[____]

For Equity REIT Relative TSR falling between the 25th percentile and the 50th percentile, the number of Eligible Stock Units earned will be based on linear interpolation between the number of Eligible Stock Units that would have been earned if Equity REIT Relative TSR was at the 25th percentile and the number that would have been earned if Equity REIT Relative TSR was at the 50th percentile, as set forth above.

(c)      The Committee, as promptly as practicable following the conclusion of the Performance Period (but, in any event, no later than two and one-half months after the conclusion of the Performance Period), shall determine the actual number of the Eligible Stock Units that are earned in accordance with this Section 2.  Notwithstanding anything herein to the contrary, if a Change in Control occurs on or prior to [_______], and the Grantee remains employed by the Company or a Company Affiliate until at least immediately prior to the date of such Change in Control [or has incurred a Terminating Event prior to such Change in Control,]7 then, as of the date of such Change in Control, the Target Number of Restricted Stock Units (as defined herein) shall be deemed earned in accordance with Section 2(b) and this Section 2(c).

_____________________________________________________________

7 Note to Draft:  Exec form only.

3.        Vesting.

(a)     All of the Stock Units and shares of Stock issued pursuant to this Award prior to the Vesting Date (as defined below) shall be subject to time-based vesting, with 100% of the Stock Units earned pursuant to this Award and the shares of Stock issued or issuable pursuant to this Award vesting on [_______] (the “Vesting Date”), subject to the Grantee’s continued employment with the Company (or a Company Affiliate) through such vesting date. All shares of Stock issued pursuant to this Award after the Vesting Date shall be fully vested upon issuance. Except as provided in Sections 3(b) and 3(c) below, if at any time the Grantee shall cease to be an employee of the Company or a Company Affiliate for any reason (other than in circumstances where the Grantee immediately thereafter remains or becomes an employee of the Company or a Company Affiliate), then the Stock Units and shares of Stock issued pursuant to this Award that remain unvested at such time shall automatically and immediately be forfeited by the Grantee without consideration therefor.

(b)     If the Grantee shall cease to be an employee of the Company or a Company Affiliate (other than in circumstances where the Grantee immediately thereafter remains or becomes an employee of a Company Affiliate) in circumstances that constitute a Terminating Event, any then unvested Stock Units or shares of Stock issued pursuant to this Award will not be forfeited and such Stock Units or shares of Stock issued pursuant to this Award will be fully time-vested as of the date of such Terminating Event. Any shares of Stock issued pursuant to this Award with respect to Stock Units that vested pursuant to this Section 3(b) will be fully time-vested upon issuance.

(c)     In the event the Grantee shall cease to be an employee of the Company or a Company Affiliate (other than in circumstances where the Grantee immediately thereafter remains or becomes an employee of a Company Affiliate) as a result of the Grantee’s change in status from an Employee to a Director or Consultant, then, unless otherwise required by law, the Administrator may, on or prior to the date on which such change in status occurs, permit the Grantee to continue to time-vest in any then unvested Stock Units or shares of Stock issued pursuant to this Award based on the Grantee’s continued service as a Director or Consultant, in which case, unless otherwise provided by the Administrator, the Grantee ceasing to serve as a Director or Consultant will be treated in the same manner as Grantee ceasing to be an Employee of the Company or a Company Affiliate for purposes of this Agreement.

4.       Tax Withholding.  The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding it determines to be required by law.  The Grantee shall, not later than the date as of which vesting or payment in respect of this Award becomes a taxable event, pay to the Company or make arrangements satisfactory to the Company for payment of any Federal, state and local taxes required by law to be withheld on account of such taxable event; provided that, to the extent such taxable event occurs upon or concurrently with the issuance or vesting of Stock hereunder, the Company will satisfy any required tax withholding obligation by withholding a number of shares of Stock issued or issuable hereunder with a Fair Market Value on the date of withholding equal to the aggregate amount of such tax withholding obligation based on the maximum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to this Award, as determined pursuant to the 2018 Plan.  For purposes of this Section 4, the Fair Market Value of the shares of Stock to be withheld shall be calculated in the same manner as the shares of Stock are valued for purposes of determining the amount of withholding taxes due.

5.        Changes in Capital Structure.  If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or other transaction similar thereto, (ii) any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, significant repurchases of stock, or other similar change in the capital stock of the Company, (iii) any cash dividend or other distribution to holders of shares of Stock shall be declared and paid other than in the ordinary course, or (iv) any other extraordinary corporate event shall occur that in each case in the good faith judgment of the Committee necessitates action by way of equitable or proportionate adjustment in the terms of this Award Agreement, the Stock Units or the shares of Stock issuable pursuant to this Award to avoid distortion in the value of this Award, then the Committee shall make equitable or proportionate adjustment and take such other action as it deems necessary to maintain the Grantee’s rights hereunder so that they are substantially proportionate to the rights existing under this Award and the terms of the Stock Units and the shares of Stock prior to such event, including, without limitation: (A) interpretations of or modifications to any defined term in this Award Agreement; (B) adjustments in any calculations provided for in this Award Agreement, and (C) substitution of other awards under the 2018 Plan or otherwise.  All adjustments made by the Committee shall be final, binding and conclusive.

6.        Effectiveness of Award Agreement

(a)      This award shall be binding upon the successors and permitted assigns of the Grantee and shall be binding upon successors and assigns of the Company.

(b)     Every provision of this Award Agreement is intended to be severable, and if any term or provision hereof is held to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

7.        Governing Law.

This Award Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

8.        Administration.

This Award shall be administered by the Committee, which in the administration of this Award shall have all the powers and authority it has in the administration of the 2018 Plan as set forth in the 2018 Plan; provided that, unless the Grantee is an officer or director of the Company subject to reporting under Section 16 of the Exchange Act or as otherwise determined by the Committee, the Chief Executive Officer or Chief Financial Officer of the Company shall serve as the Administrator for purposes of the determination set forth in Section 3 (c).

9.        Section 409A.

The Award is intended to comply with or be exempt from (under the “short term deferral” exception) Section 409A of the Internal Revenue Code (“Section 409A”) and, to the extent applicable, this Agreement shall be interpreted in accordance with Section 409A, including without limitation any applicable Department of Treasury regulations and other interpretive guidance currently in effect or that may be issued after the effective date of this Agreement. In addition, notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator determines that it may be necessary or appropriate to do so, the Administrator may adopt such amendments to the Plan and/or this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Plan and/or the Stock Units from the application of Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to this Award, or (b) comply with the requirements of Section 409A; provided, however, that this paragraph shall not create an obligation on the part of the Administrator to adopt any such amendment, policy or procedure or take any such other action.  No payment hereunder shall be made during the six (6)-month period following the Grantee’s “separation from service” (within the meaning of Section 409A) to the extent that the Administrator determines that paying such amount at the time set forth herein would be a prohibited distribution under Section 409A(a)(2)(B)(i). If the payment of any such amounts is delayed as a result of the previous sentence, then within thirty (30) days following the end of such six (6)-month period (or, if earlier, the Grantee’s death), the Administrator shall pay to the Grantee (or to the Grantee’s estate) the cumulative amounts that would have otherwise been payable to the Grantee during such period, without interest. Notwithstanding anything herein or in the Plan to the contrary, to the extent required to avoid the imposition of additional taxes under Section 409A, a “Change in Control” shall not be deemed to have occurred for purposes of this Agreement unless such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

10.      Communication.

Any notice, demand, request or other communication which may be required or contemplated herein shall be sufficiently given if (i) given either by facsimile transmission or telex, by reputable overnight delivery service, postage prepaid, or by registered or certified mail, postage prepaid and return receipt requested, to the address indicated herein or to such other address as my party hereto may specify as provided herein, or (ii) delivered personally at such address.

11.      Recovery of Erroneously Awarded Compensation.

If the Grantee is now or hereafter become subject to any policy providing for the recovery of Awards, Shares, Stock Units, proceeds or payments to the Grantee in the event of fraud or other circumstances, then this Award, the Stock Units, and any Shares issuable upon the settlement of this Awards or proceeds therefrom, are subject to potential recovery by the Company under the circumstances provided under such policy as may be in effect from time to time.

IN WITNESS WHEREOF, the undersigned has executed this Award Agreement as of the Grant Date.

ESSEX PROPERTY TRUST, INC.

By:

Hereunto duly authorized

Agreed and Accepted:

Name:

[Signature page to [_______] RSU Award Agreement (DIP)]

APPENDIX A

DEFINITIONS

“2018 Plan” means the Essex Property Trust, Inc. 2018 Stock Award and Incentive Compensation Plan, as amended, modified or supplemented from time to time.

“Cause” shall mean, and shall be limited to, the occurrence of any one or more of the following events:

(i)       a willful act of dishonesty by the Grantee with respect to any matter involving the Company or any Company Affiliates;

(ii)     conviction of the Grantee of a crime involving moral turpitude; or

(iii)    the deliberate or willful failure by the Grantee (other than by reason of the Grantee’s physical or mental illness, incapacity or disability) to substantially perform the Grantee’s duties with the Company and the Company Affiliates and the continuation of such failure for a period of 30 days after delivery by the Company or a Company Affiliate to the Grantee of written notice specifying the scope and nature of such failure and its intention to terminate the Grantee for Cause.

For purposes of clauses (i) and (iii) above, no act, or failure to act, on the Grantee’s part shall be deemed “willful” unless done, or omitted to be done, by the Grantee without reasonable belief that the Grantee’s act, or failure to act, was in the best interest of the Company and/or the Company Affiliates.

“Company Affiliate” means any parent entity of the Company, if any, that directly or indirectly owns a majority of the common equity of the Company, any direct or indirect subsidiary of any such parent entity and any direct or indirect subsidiary of the Company.

“Eligible Stock Units” means the Stock Units that the Compensation Committee determines, pursuant to Section 2(a), are eligible to be earned pursuant to this Award.

“Equity REIT Relative TSR” means the percentile rank of the Company’s total stockholder return during the Performance Period relative to the total stockholder returns of the Index Companies during the Performance Period as determined by dividing (a) the sum of (i) 100% minus the percentage of Index Companies with a total stockholder return greater than the Company during the Performance Period, plus (ii) the percentage of Index Companies with a total stockholder return less than the Company during the Performance Period, by (b) two. For example, if there were nine Index Companies, four with higher total stockholder returns, four with lower total stockholder returns and one with identical total stockholder return during the Performance Period, then the Company would be in the 50th percentile, as calculated by taking the sum of (i) 100% minus the percentage of companies with higher total stockholder returns (100% - 4 / 9 = 56%), and (ii) the percentage of companies with lower total stockholder returns (4 / 9 = 44%) and dividing by two ((56% + 44%) / 2 = 50%).

For purposes of this definition, the total stockholder return of the Company and each of the Index Companies shall be computed based on the total return that would have been realized by a stockholder who (1) bought $100 of shares of common equity securities of such company on the first day of the Performance Period at a price per share equal to the closing sales price per share on the principal national stock exchange on which shares of such common equity securities are listed on such date (or, if such date is not a trading date, on the most recent prior trading date), (2) contemporaneously reinvested in shares of Stock each dividend and other distribution declared during the Performance Period and received with respect to such share (and any other shares previously received upon reinvestment of dividends or other distributions) and (3) sold such shares on the last day of the Performance Period for a per share price equal to the average closing sales price per share on the principal national stock exchange on which shares of such common equity securities are listed for the twenty (20) consecutive calendar day period up to and including the Valuation Date; provided that if the Valuation Date is the date upon which a Transactional Change in Control occurs, the ending stock price of the Stock as of such date shall be equal to the fair market value in cash, as determined by the Committee, of the total consideration paid or payable in the transaction resulting in the Transactional Change in Control for one share of Stock. Total stockholder return shall be computed on a consistent basis across all companies, in accordance with the foregoing, using total stockholder return data obtained from SNL Financial (or such other third party data provider as is selected by the Committee in its sole discretion).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

[“Executive Severance Plan” means the Essex Property Trust, Inc. Executive Severance Plan, as Amended and Restated, effective March 12, 2013, as amended, modified or supplemented from time to time.]8

“Final Determination Date” means the date on which the number of Eligible Stock Units earned pursuant to this Award is determined by the Compensation Committee pursuant to Section 2(c).

“First Determination Date” means the date on which the number of Stock Units that are Eligible Stock Units pursuant to this Award is determined by the Compensation Committee pursuant to Section 2(a) which date shall be as soon as practicable following [_______], and in no event later than [_______].

“Funding Period” means the period commencing on [_______] and ending on the earlier of (A) [_______], or (B) the date upon which a Change in Control occurs.

[“Good Reason” means, for purposes of determining whether a Terminating Event occurred in connection with a Change in Control, the occurrence of any of the following events:

_____________________________________________________________

8 Note to Draft:  Exec form only.

(i)     a substantial adverse change in the nature or scope of the Grantee’s responsibilities, authorities, title, powers, functions, or duties from the responsibilities, authorities, powers, functions, or duties exercised by the Grantee immediately prior to the Change in Control; or

(ii)     a reduction in the Grantee’s annual base salary as in effect on the date hereof or as the same may be increased from time to time; or

(iii)    a reduction in the Grantee’s annual bonus opportunity to an annual bonus opportunity that is less than the highest bonus opportunity during the three fiscal years preceding the date of the Change in Control; or

(iv)   a reduction in the long-term incentive, savings and retirement program opportunities and health and welfare benefits to a level that is less favorable than the most favorable of such benefits and opportunities as are in effect on the date hereof or as the same may be increased from time to time; or

(v)     a reduction in the fringe benefits programs and policies and vacation accrual rate to a level that is less favorable than the most favorable of such benefits and accrual rates as are in effect on the date hereof or as the same may be increased from time to time; or

(vi)     the relocation of the offices of the Company or Company Affiliate at which the Grantee is principally employed immediately prior to the date of the Change in Control to a location more than 30 miles from such offices, or the requirement by the Company or a Company Affiliate for the Grantee to be based anywhere other than the offices of the Company or Company Affiliate at such location, except for required travel on the business of the Company and the Company Affiliates to an extent substantially consistent with the Grantee’s business travel obligations immediately prior to the Change in Control; or

(vii)   the failure by the Company or a Company Affiliate to pay to the Grantee any portion of Grantee’s compensation or to pay to the Grantee any portion of an installment of deferred compensation under any deferred compensation program of the Company or a Company Affiliate within 15 days of the date such compensation is due without prior written consent of the Grantee; or

(viii)  the failure by the Company and the Company Affiliates to obtain an effective agreement from any successor to assume and agree to perform the obligation of the Company and the Company Affiliates under the Executive Severance Plan; or

(ix)     any material breach by the Company under the Executive Severance Plan or by any successor of the Company.

Notwithstanding the foregoing to the contrary, none of the circumstances described above will constitute Good Reason unless the Grantee has provided written notice to the Company that such circumstances exist within ninety (90) days of the Grantee’s learning of such circumstances and the Company has failed to cure such circumstances within thirty (30) days following its receipt of such notice; and provided further, that the Grantee did not previously consent in writing to the action leading to his or her claim of resignation for Good Reason.]9

“Index Companies” means, as of a particular date, the companies comprising the SNL Apartment REIT Index which, as of the Grant Date, consists of the companies listed on Appendix B hereto; provided that no such company will be deemed an Index Company if such company ceases to have a class of common equity securities listed on a national stock exchange during the entire Performance Period.

“Performance Period” means the period beginning on [_____________] and ending on the Valuation Date.

[“Qualified Termination” of the Grantee means (i) termination by the Company and/or a Company Affiliate of the employment of the Grantee with the Company (if the Grantee is then employed by the Company) and all Company Affiliates then employing the Grantee for any reason other than for Cause or the death or disability (as determined under the then existing long-term disability coverage of the Company or such Company Affiliate) of the Grantee or (ii) termination by the Grantee of the Grantee’s employment with the Company (if the Grantee is then employed by the Company) and all other Company Affiliates then employing the Grantee for Good Reason; provided, for avoidance of doubt, that no such termination shall constitute a Qualified Termination if the Grantee remains or becomes an employee of the Company or a Company Affiliate immediately following such termination.]10

“Stock” means a share of the Company’s common stock, par value $0.001 per share.

“Terminating Event” shall mean [(A) a Qualified Termination of the Grantee during (i) the 24 months following a Change in Control or (ii) the two-month period prior to the date of a Change in Control, and it is reasonably demonstrated by the Grantee that such termination of employment (1) was at the request of a third party that had taken steps reasonably calculated to effect such Change in Control or (2) otherwise arose in connection with or anticipation of a Change in Control; provided that a Terminating Event under this clause (A) shall not be deemed to have occurred solely as a result of the Grantee being an employee of any direct or indirect successor to the business or assets of the Company, rather than continuing as an employee of the Company following a Change in Control; or (B) ]11a termination by the Company and/or a Company Affiliate of the employment of the Grantee with the Company (if the Grantee is then employed by the Company) and all Company Affiliates then employing the Grantee for any reason other than for Cause or the death or disability (as determined under the then existing long-term disability coverage of the Company or such Company Affiliate) of the Grantee that occurs (x) at least one year after the Grant Date, and (y) at a time when the Grantee’s combined age and years of Continuous Service are equal to or greater than 68 and the Grantee has at least seven (7) years of Continuous Service with the Company or a Company Affiliate.

_____________________________________________________________

9 Note to Draft:  Exec form only.
10 Note to Draft:  Exec form only.
11 Note to Draft:  Exec form only.

“Transactional Change in Control” means a Change in Control resulting from any person or group making a tender offer for Stock, a merger or consolidation where the Company is not the surviving entity, the shares of Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property or consisting of a sale, transfer or disposition of all or substantially all of the assets of the Company.

“Valuation Date” means the earlier of (A) [_______], or (B) the date upon which a Change in Control shall occur.

APPENDIX B

SNL Apartment REIT Index

AvalonBay Communities, Inc.	AVB
BRT Apartments Corp.	BRT
Equity Residential	EQR
Essex Property Trust, Inc.	ESS
Mid-America Apartment Communities, Inc.	MAA
UDR, Inc.	UDR
Camden Property Trust	CPT
Apartment Investment and Management Co	AIV
Independence Realty Trust, Inc.	IRT
Investors Real Estate Trust	IRET
Preferred Apartment Communities, Inc.	APTS
NexPoint Residential Trust Inc.	NXRT
Bluerock Residential Growth REIT, Inc.	BRG

ESSEX PROPERTY TRUST, INC.
2018 STOCK AWARD AND INCENTIVE COMPENSATION PLAN

NOTICE OF STOCK OPTION AWARD

Grantee’s Name and Address:

You (the “Grantee”) have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”), the Essex Property Trust, Inc. 2018 Stock Award and Incentive Compensation Plan, as amended from time to time (the “Plan”), and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number
Grant Date	[_____________]
Exercise Price per Share (*)	$
Total Number of Shares Subject to the Option (the “Shares”)

Total Exercise Price	$

Type of Option	Incentive Stock Option

Non-Qualified Stock Option

Expiration Date	[_____________]

Post-Termination Exercise Period: Three (3) Months, subject to an extended Post-Termination Exercise period that may apply upon a termination of the Grantee’s Continuous Service under the circumstances set forth in Section 6, 7, or 8 of the Option Agreement.

* An amount in addition to the Exercise Price will become payable if the Fair Market Value of the Shares on date of exercise exceeds the Exercise Price per Share by more than $100 as set forth in Section 2(c) of the Option Agreement.

Vesting Schedule:

Subject to the Grantee’s Continuous Service through the vesting dates set forth below and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

1/3 of the Shares subject to the Option shall vest on the first anniversary of the Grant Date, 1/3 of the Shares subject to the Option shall vest on the second anniversary of the Grant Date, and 1/3 of the Shares subject to the Option shall vest on the third anniversary of the Grant Date.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

Essex Property Trust, Inc.,
a Maryland corporation

By:

Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE’S EMPLOYMENT STATUS IS AT WILL.

THE GRANTEE ACKNOWLEDGES RECEIPT OF A COPY OF THE PLAN AND THE OPTION AGREEMENT, AND REPRESENTS THAT HE OR SHE IS FAMILIAR WITH THE TERMS AND PROVISIONS HEREOF AND THEREOF, AND HEREBY ACCEPTS THE OPTION SUBJECT TO ALL OF THE TERMS AND PROVISIONS HEREOF AND THEREOF. THE GRANTEE HAS REVIEWED THIS NOTICE, THE PLAN, AND THE OPTION AGREEMENT IN THEIR ENTIRETY, HAS HAD AN OPPORTUNITY TO OBTAIN THE ADVICE OF COUNSEL PRIOR TO EXECUTING THIS NOTICE, AND FULLY UNDERSTANDS ALL PROVISIONS OF THIS NOTICE, THE PLAN AND THE OPTION AGREEMENT. THE GRANTEE HEREBY AGREES THAT ALL QUESTIONS OF INTERPRETATION AND ADMINISTRATION RELATING TO THIS NOTICE, THE PLAN AND THE OPTION AGREEMENT SHALL BE RESOLVED BY THE ADMINISTRATOR IN ACCORDANCE WITH SECTION 13 OF THE OPTION AGREEMENT. THE GRANTEE FURTHER AGREES TO THE VENUE SELECTION AND WAIVER OF A JURY TRIAL IN ACCORDANCE WITH SECTION 14 OF THE OPTION AGREEMENT. THE GRANTEE FURTHER AGREES TO NOTIFY THE COMPANY UPON ANY CHANGE IN THE RESIDENCE ADDRESS INDICATED IN THIS NOTICE.

Dated:	Signed:

Grantee

Award Number:

ESSEX PROPERTY TRUST, INC.
2018 STOCK AWARD AND INCENTIVE COMPENSATION PLAN

STOCK OPTION AWARD AGREEMENT

1.              Grant of Option. Essex Property Trust, Inc., a Maryland corporation (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice, and payment of, if applicable, the Purchase Price Supplement (as defined below, and collectively with the Exercise Price, the “Exercise Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”) and the Company’s 2018 Stock Award and Incentive Compensation Plan, as amended from time to time (the “Plan”), all of which are incorporated herein by reference.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options.  For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is awarded.

2.               Exercise of Option.

(a)      Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement.  The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Change in Control.  The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

(b)      Method of Exercise. The Option shall be exercisable by compliance with such procedures as specified from time to time by the Administrator, which may include completion and delivery of an exercise notice in a form specified by the Administrator.  The Option shall be deemed to be exercised upon completion of the procedures specified by the Administrator and receipt by the Company of the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3, below.

(c)      Purchase Price Supplement.  If, at the time of exercise of the Option, the Fair Market Value of a share of Common Stock exceeds the Exercise Price per Share by more than $100 (the “$100 Spread”), then an amount equal to the amount by which the Fair Market Value of a share of Common Stock exceeds the $100 Spread shall be payable to the Company in addition to the Exercise Price per Share (the “Purchase Price Supplement”).

(d)     Taxes.  Regardless of any action the Company or any Related Entity takes with respect to any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or a Related Entity.  The Grantee further acknowledges that the Company (1) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant or vesting of the Option, the issuance of Shares under the Option, the subsequent sale of Shares acquired pursuant to such issuance and the receipt of any dividends and/or any dividend equivalents; and (2) does not commit to and is under no obligation to structure the terms of the Option or any aspect of the Option to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result.

Prior to any relevant taxable or tax withholding event, as applicable, the Grantee shall pay or make adequate arrangements satisfactory to the Company to satisfy all Tax-Related Items.  In this regard, the Grantee hereby authorizes the Company or its agent, at the Company’s discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following methods:

(i)      withholding from wages or other cash compensation otherwise payable to the Grantee by the Company or the Company’s employer (if different); and/or

(ii)      withholding from the proceeds of the sale of Shares acquired upon exercise of the Option, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization); and/or

(iii)     withholding in Shares to be issued upon exercise of the Option.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Grantee will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares.  If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Grantee will be deemed to have been issued the full number of Shares subject to the exercised portion of the Option, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Grantee’s participation in the Plan.

3.              Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law:

(a)       cash;

(b)      check;

(c)      surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised; or

(d)     payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate Exercise Price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

4.              Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

5.               Termination or Change of Continuous Service.

(a)      In the event the Grantee’s Continuous Service terminates, other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period (set forth in the Notice), exercise the portion of the Option that was vested at the date of such termination (the “Termination Date”).  In the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall terminate concurrently with the termination of the Grantee’s Continuous Service.  In no event, however, shall the Option be exercised later than the Expiration Date set forth in the Notice.

(b)      Change in Status.  In the event of the Grantee’s change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, then, unless otherwise required by law, the Option shall remain in place and vesting of the Option shall continue; provided, however, that with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status.  Except as provided in Sections 6, 7 and 8 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

(c)      Leave of Absence.  During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of ninety (90) days.  For purposes of an Incentive Stock Option, in the case of any leave of absence exceeding three months where reemployment upon expiration of the leave is not guaranteed by statute or contract, the Incentive Stock Option shall be treated as a Non-Statutory Stock Option on the date three months and one day following the date that the leave of absence exceeds three months.  Vesting of the Option shall resume upon the Grantee’s termination of the leave of absence and return to service to the Company or a Related Entity.  The Vesting Schedule of the Option shall be extended by the length of the suspension.

(d)      Terminating Event.  Notwithstanding anything in the Notice, this Option Agreement or the Plan to the contrary, upon the termination by the Company and/or a Company Affiliate of the Grantee’s Continuous Service with the Company and all Company Affiliates (for which the Grantee is then providing Continuous Service) for any reason other than for Cause or the death or disability (as determined under the then existing long-term disability coverage of the Company or such Company Affiliate) of the Grantee that occurs (x) at least one year after the Grant Date, and (y) at a time when the Grantee’s combined age and years of Continuous Service are equal to or greater than 68 and the Grantee has at least seven (7) years of Continuous Service with the Company or a Company Affiliate, the Shares subject to the Option that are unvested immediately prior to such termination or change will not be forfeited and will instead vest in full upon such termination of Continuous Service..

6.              Retirement of Grantee.  If the Grantee’s Continuous Service terminates at a time when the Grantee’s combined age and years of Continuous Service is equal to or greater than 68, then the Grantee may, but only within the period ending on the third anniversary of the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested as of the Termination Date.  To the extent that the Option was unvested on the Termination Date then, except as provided in Section 5(d) above, the Option shall terminate.  If the Grantee does not exercise the vested portion of the Option within the time specified herein the Option shall terminate.  If the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date.

7.              Disability of Grantee.  In the event the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months from the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code (without regard to the last sentence thereof) and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date.  To the extent that the Option was unvested on the Termination Date then the Option shall terminate.  If the Grantee does not exercise the vested portion of the Option within the time specified herein the Option shall terminate.  Section 22(e)(3) of the Code provides, in part, that an individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

8.            Death of Grantee. In the event of the termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the Grantee’s death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the person who acquired the right to exercise the Option pursuant to Section 9 may exercise the portion of the Option that was vested at the date of termination within twelve (12) months from the date of death (but in no event later than the Expiration Date).  To the extent that the Option was unvested on the date of death then the Option shall terminate.  If the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

9.              Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Non-Qualified Stock Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Administrator, subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act; provided, that any transfer of a Non-Qualified Stock Option that is permitted hereunder shall be without consideration, except as required by Applicable Laws. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Incentive Stock Option or Non-Qualified Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 8, may be exercised (a) by the person or persons designated under the deceased Grantee’s beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee’s legal representative or by any person empowered to do so under the deceased Grantee’s will or under the then applicable laws of descent and distribution. The Option may not be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance of the Option shall be void and unenforceable against the Company or any Related Entity.  The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

10.            Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

11.             Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Maryland without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Maryland to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

12.             Headings. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

13.             Administration and Interpretation. The grant of the Option, the vesting of the Option and the issuance of Shares upon exercise of the Option are subject to, and shall be administered in accordance with, the provisions of the Plan, as the same may be amended from time to time.  Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

14.           Venue and Waiver of Jury Trial. The parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Santa Clara) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 14 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

15.            Tax Consequences for Exercise After Per Share Fair Market Value Exceeds $100 Spread.  The Grantee hereby acknowledges that he or she shall be solely responsible for any adverse tax consequences that may arise if the Grantee elects to exercise the Option at any time after the date that the Fair Market Value of a share of Common Stock exceeds the Exercise Price Per Share by an amount that would exceed the $100 Spread (as contemplated under Section 2(c) hereof).

16.           Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

17.             Adjustments.  The number and type of Shares subject to the Option and exercise price Option is subject to adjustment as provided in Section 10 of the Plan.  The Grantee shall be notified of such adjustment and such adjustment shall be binding upon the Company and the Grantee.

18.           Restrictions on Resale.  The Grantee hereby agrees not to sell any Shares at a time when Applicable Laws, Company policies or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as the Grantee’s Continuous Service continues and for such period of time after the termination of the Grantee’s Continuous Service as the Company may specify.

19.             Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assign.

20.            Severability.  Should any provision of the Notice, the Plan or this Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

21.           No Advice Regarding Grant.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan or the Grantee’s acquisition or sale of the underlying Shares.  The Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding the Grantee’s participation in the Plan before taking any action related to the Plan.

22.            Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  The Grantee hereby consents to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

23.             Imposition of Other Requirements.  The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

24.           Amendments.  The Company may amend this Agreement at any time, provided that no such amendment shall be made without the Grantee’s consent if such action would materially and adversely affect the Grantee’s rights under this Agreement.  The Company reserves the right to impose other requirements on the Option and the Shares acquired upon vesting of the Option, to the extent the Company determines it is necessary or advisable under the laws of the country in which the Grantee resides pertaining to the issuance or sale of the Shares or to facilitate the administration of the Plan.

25.             Counterparts.  For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

26.           Waiver.  The Grantee acknowledges that a waiver by the Company of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other person.

27.            Recovery of Erroneously Awarded Compensation.  If the Grantee is now or hereafter becomes subject to any policy providing for the recovery of Awards, Shares, proceeds or payments to the Grantee in the event of fraud or other circumstances, then this Award, and any Shares issuable upon the exercise of the Option or proceeds therefrom, are subject to potential recovery by the Company under the circumstances provided under such policy as may be in effect from time to time.

END OF AGREEMENT